UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 28, 2009
Affiliated Computer Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-12665	51-0310342
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
2828 North Haskell Avenue
Dallas, Texas 75204
(Address of principal executive offices, including zip code)
(214) 841-6111
(Registrant’s telephone number including area code)
Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Appointment of a New Principal Operating Officer.

On June 1, 2009, Affiliated Computer Services, Inc. (the “Company”) announced the appointment of Tom Blodgett as Chief Operating Officer of all Commercial operations.  Mr. Blodgett, age 56, had been the Company’s Executive Vice President and Group President —Business Process Solutions since May 2007.  Prior to that time, he served as President and Managing Director of the Company’s Business Process Solutions Group from July 1998 to May 2007, and as Vice President of Operations in Sandy, Utah, from 1992 to July 1998.  Mr. Blodgett was previously with the sales and marketing team of Siemens Nixdorf Information Systems.  For additional information on Mr. Blodgett and his role to date in the Company, see the Company’s Definitive Proxy Statement on Schedule 14A, filed April 14, 2009, “Certain Transactions,” which is incorporated herein by reference.

In connection with the appointment of Mr. Blodgett, the Company issued a press release on June 1, 2009, a copy of which is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

(e) Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders of the Company held on May 28, 2009, the Company’s stockholders approved the ACS Senior Executive Annual Incentive Plan (the “Plan”).  The Company’s Board of Directors had previously adopted the Plan, subject to stockholder approval.  For a description of the Plan, see the Company’s definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 14, 2009.  A copy of the Plan was attached as Appendix A to the Proxy Statement.

(e) Compensatory Arrangements of Certain Officers.

In connection with the final approval of the settlement of the action captioned In Re Affiliated Computer Services, Inc. Derivative Litigation in the District Court of Dallas County, Texas, 193rd Judicial District, Cause No. 06-03403, the Company, effective as of May 29, 2009, has amended the following option grant previously issued to our Chairman, Darwin Deason, as set forth below:

Original Grant Date	Total Options Granted	Original Exercise Price of Options	Number of Shares Re-Priced	Exercise Price of Re-Priced Shares
7/23/2002	600,000	$35.75	240,000	$37.57

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER	DESCRIPTION

10.1	ACS Senior Executive Annual Incentive Plan (filed as Appendix A to our Proxy Statement on Schedule 14A, filed April 14, 2009 and incorporated herein by reference).
99.1	Affiliated Computer Services, Inc. Press Release dated June 1, 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AFFILIATED COMPUTER SERVICES, INC.

Date: June 1, 2009	By:	/s/ Kevin Kyser
Name: Kevin Kyser
Title: Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

10.1	ACS Senior Executive Annual Incentive Plan (filed as Appendix A to our Proxy Statement on Schedule 14A, filed April 14, 2009 and incorporated herein by reference).
99.1	Affiliated Computer Services, Inc. Press Release dated June 1, 2009.